MERIDIAN FUND
                                                 January 27, 1999

To Our Shareholders:

The Meridian Fund's net asset value per share at December 31, 1998 was $24.29. This represents an increase of 3.09% for the calendar year. The Fund's total return and average annual compound rate of return since inception, August 1, 1984, were 596.7% and 14.4%, respectively. The Fund made a dividend distribution of $.29 and a capital gain distribution of $6.35 on September 23, 1998. The Fund's assets at the close of the quarter were invested 11.2% in cash and cash equivalents and 88.8% in stocks. Total net assets were $229,787,572 and there were 8,507 shareholders.

Equities experienced another exceptional year during 1998. The S&P 500 gained
28.6 percent, primarily the result of a steady economy and lower interest rates. The S&P 500 has advanced for eight consecutive years, with gains in excess of 20 percent during each of the past four years. Small-cap stocks continued to under perform the market, but this time by a significant margin. The Russell 2000 posted a loss of 3.4 percent during the year. The best performing areas of the market were large technology stocks such as Microsoft, Intel, Cisco and Dell, and internet related issues such as America Online, Yahoo and Amazon.com. The worst performing sectors included energy, hotels and real estate.

It was another good year for the bond market. The Dow Jones Bond Index advanced to 106.42, from 105.05 at the end of 1997, a gain of 1.3 percent. The interest rate on the five-year government bond declined from 5.72 percent to 4.59 percent during the year.

The economy recorded a solid year during 1998. The problems in Asia, Russia and South America only modestly impacted our economy. Corporate profits were weak but all other indicators were positive. Gross Domestic Product increased approximately 3 percent, interest rates declined, inflation remained calm, more jobs were created, unemployment declined and wage gains eased. It will be difficult to repeat this performance again in 1999, but we see nothing in the current mix to cause a recession. Our forecast for 1999 is for continued growth with modest increases in interest rates and inflation. Corporate profits, in our opinion, will be flat to slightly higher. The economic landscape, in our view, will be modestly favorable for equities during 1999.

The S&P 500 has outperformed the Russell 2000 for five consecutive years and by a wide margin. Popular large-cap stocks sell at extreme valuations, leaving little room for error. The price valuations are much more compelling in the small-cap sector, especially when earnings prospects for the next few years are taken into consideration. We don't know when the psychology will shift or what the catalyst will be, but the odds of a positive multi-year cycle for investors in small and medium-sized growth stocks continues to improve. Our research is focused on companies with revenues of less than a billion dollars, growing in excess of 15 percent and selling at reasonable valuations. This excludes, for the time being, internet stocks whose market caps, in our view, more than discount the industry's positive prospects.

Purchases during the quarter included KEMET Corporation, P.F. Chang's China Bistro, Inc., PETsMART, Inc., Precision Drilling Corporation, Scientific Games Holdings Corporation, Sonic Corporation, Synopsis, Inc., and Wackenhut Corrections Corporation. We increased our position in Cost Plus, Inc. Sales included Information Resources, Meadowcraft, Inc., Mylan Laboratories, Inc., PharMerica, Inc., Quorum Health Group, Inc., and Spieker Properties.

P.F. Chang's China Bistro, a recent purchase, owns and operates 23 full-service restaurants featuring traditional Chinese cuisine in a contemporary bistro setting. The menu is complemented by a full-service bar offering a selection of wines, specialty drinks and Asian beers. The company's seasoned management team has developed a business model with excellent unit characteristics that include a required equity investment by restaurant managers and senior chefs. The market is large with no national competitor at this time. Management expects to open 13 restaurants in 1999 and eventually expand the concept nationally. The large market opportunity and relatively small base business represent the potential for above average growth for many years to come.

We wish everyone a happy and prosperous New Year.

                                   Sincerely,

                                   /s/ Richard F. Aster, Jr.
                                   Richard F. Aster, Jr.

                                   President

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            Shares        Value
                                                            -------    ------------
COMMON STOCK - 88.8%
  BANKING AND FINANCE - 2.4%
     Pacific Century Financial Corp.*.....................  225,000    $  5,484,375
  CELLULAR COMMUNICATIONS - 3.3%
     Vanguard Cellular Systems, Inc. - Class A............  295,000       7,614,688
  CONSUMER PRODUCTS - 2.1%
     Nu Skin Enterprises, Inc. ...........................  205,000       4,843,125
  CONSUMER SERVICES - 9.4%
     Equity Corporation International*....................  195,000       5,179,688
     Regis Corporation*...................................  135,000       5,400,000
     Sotheby's Holdings, Inc. - Class A*..................  195,000       6,240,000
     Stewart Enterprises, Inc. - Class B*.................  215,000       4,783,750
  CORRECTIONAL & DETENTION FACILITIES - 1.9%
     Wackenhut Correction Corp. ..........................  152,100       4,353,862
  ENERGY - 1.9%
     Marine Drilling Companies, Inc. .....................  275,000       2,114,062
     Precision Drilling Corp. ............................  195,000       2,205,938
  HEALTH SERVICES - 5.8%
     Assisted Living Concepts, Inc. ......................  176,800       2,320,500
     Beverly Enterprises, Inc.*...........................  400,000       2,700,000
     Health Management Associates, Inc. - Class A.........  235,000       5,081,875
     Province Healthcare Company..........................   90,000       3,228,750
  HOTELS and LODGING - 1.8%
     Extended Stay America, Inc. .........................  280,000       2,940,000
     Suburban Lodges of America, Inc. ....................  145,000       1,187,188
  INDUSTRIAL SERVICES - 9.0%
     Catalina Marketing Corporation.......................   90,000       6,153,750
     Expeditors International of Washington, Inc.*........  135,000       5,670,000
     Paychex, Inc.*.......................................  100,000       5,143,750
     Superior Services, Inc. .............................  185,000       3,711,563
  INDUSTRIAL PRODUCTS - 0.6%
     TETRA Technologies, Inc. ............................  125,000       1,367,187
  INSURANCE - 1.3%
     Annuity and Life Re (Holdings), Ltd. ................  110,000       2,970,000
  LEISURE & AMUSEMENT - 1.0%
     Scientific Games Holdings Corp. .....................  115,100       2,172,512
  REAL ESTATE INVESTMENT TRUSTS - 7.7%
     Arden Realty Group, Inc.*............................  215,000       4,985,313
     Kilroy Realty Corporation*...........................  225,000       5,175,000

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)
                                        3

DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            Shares        Value
                                                            -------    ------------

COMMON STOCK (continued)
     Spieker Properties, Inc.*............................   56,126    $  1,943,363
     The Town and Country Trust*..........................  345,000       5,541,562
  RESTAURANTS - 6.5%
     CBRL Group, Inc.*....................................  175,000       4,079,687
     CEC Entertainment, Inc.*.............................  175,000       4,856,250
     P.F. Chang's China Bistro............................  125,000       2,843,750
     Sonic Corporation....................................  125,000       3,109,375
  RETAIL - 17.4%
     Bed, Bath and Beyond, Inc. ..........................  160,000       5,460,000
     Cost Plus, Inc. .....................................  134,800       4,229,350
     Family Dollar Stores, Inc.*..........................  255,000       5,610,000
     Heilig-Meyers Company*...............................  354,600       2,371,387
     Kohl's Corporation...................................  135,000       8,294,062
     Mazel Stores, Inc. ..................................  150,000       1,931,250
     PETsMart, Inc. ......................................  447,650       4,924,150
     West Marine, Inc. ...................................  335,000       3,308,125
     Williams-Sonoma, Inc. ...............................   95,000       3,829,688
  TECHNOLOGY - 13.8%
     American Management Systems, Inc. ...................  140,000       5,600,000
     Gartner Group, Inc. .................................  173,000       3,676,250
     KEMET Corporation....................................  300,000       3,375,000
     Molex Inc. - Class A*................................  150,000       4,781,250
     National Data Corp.*.................................  190,000       9,250,625
     Synopsys, Inc. ......................................   95,000       5,153,750
  TELECOMMUNICATIONS/CABLE EQUIPMENT - 2.9%
     ANTEC Corporation....................................  290,000       5,836,250
     Startec Global Communications Corp. .................   95,700         921,113
                                                                       ------------
  TOTAL COMMON STOCK (Identified cost $170,974,907)................     203,953,113
  U.S. GOVERNMENT OBLIGATIONS
     (Identified cost $19,850,266) - 8.7%
  U.S. Treasury Bills @ 3.720% due 1/7/99 (par value
     $20,000,000)..................................................      19,994,166
                                                                       ------------
  TOTAL INVESTMENTS (Identified Cost $190,825,173) - 97.5%.........     223,947,279
  CASH AND OTHER ASSETS LESS LIABILITIES - 2.5%....................       5,840,293
                                                                       ------------
  NET ASSETS - 100%................................................    $229,787,572
                                                                       ============
  Shares of capital stock outstanding..............................       9,460,438
                                                                       ============
  Net asset value per share........................................          $24.29
                                                                       ============

*  income producing

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)
                                        4

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments (Cost $190,825,173)...........................  $223,947,279
  Cash and cash equivalents.................................     6,474,311
  Receivables for:
     Dividends..............................................       237,824
     Interest...............................................        30,050
     Sales of capital stock.................................       503,631
     Securities sold........................................       591,204
  Prepaid expenses..........................................         7,489
                                                              ------------
     TOTAL ASSETS...........................................   231,791,788
                                                              ------------
LIABILITIES
  Payables for:
     Capital stock repurchased..............................     1,676,723
     Securities purchased...................................        89,755
  Accrued expenses..........................................       237,738
                                                              ------------
     TOTAL LIABILITIES......................................     2,004,216
                                                              ------------
NET ASSETS..................................................  $229,787,572
                                                              ============
Shares of capital stock outstanding, par value $.01
  (25,000,000 shares authorized)............................     9,460,438
                                                              ============
Net asset value per share (offering and redemption price)...        $24.29
                                                              ============
Net assets consist of:
  Paid in capital...........................................  $193,795,386
  Accumulated net realized gain.............................     2,133,796
  Net unrealized appreciation on investments................    32,986,006
  Undistributed net investment income.......................       872,384
                                                              ------------
                                                              $229,787,572
                                                              ============

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)
                                        5

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends..........................................    $1,076,580
  Interest...........................................     1,025,448
                                                       ------------
       Total investment income.......................                    $2,102,028
EXPENSES
  Investment advisory fees...........................       965,954
  Transfer agent fees................................       122,650
  Pricing fees.......................................        33,420
  Reports to shareholders............................        26,680
  Custodian fees.....................................        30,510
  Registration and filing fees.......................        16,079
  Miscellaneous expenses.............................        15,440
  Professional fees..................................        17,020
  Directors' fees and expenses.......................         2,208
                                                       ------------
       Total expenses................................                     1,229,961
                                                                       ------------
  Net investment income..............................                       872,067
                                                                       ------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gain on investments...................     2,126,544
  Net increase in unrealized appreciation on
     investments.....................................   (21,489,870)
                                                       ------------
  Net realized and unrealized gains on investments...                   (19,363,326)
                                                                       ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............    $(18,491,259)
                                                                       ============

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)
                                        6

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                       Period Ended        Year Ended
                                                     December 31, 1998    June 30, 1998
                                                     -----------------    -------------
OPERATIONS
Net investment income..............................        $872,067         $2,577,916
Net realized gain on investments...................       2,126,544         67,313,691
Net increase (decrease) in unrealized appreciation
  of investments...................................     (21,489,870)       (15,072,297)
                                                       ------------       ------------
  Net increase (decrease) from operations..........     (18,491,259)        54,819,310
                                                       ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income...............      (1,187,972)        (3,292,042)
Distributions from net realized capital gains......     (54,557,126)       (49,775,120)
                                                       ------------       ------------
  Total distributions..............................     (55,745,098)       (53,067,162)
                                                       ------------       ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of stock........................       7,111,843         25,470,981
Reinvestment of distributions......................      53,097,110         50,421,264
Less: redemptions..................................     (52,987,620)      (133,870,770)
                                                       ------------       ------------
  Increase (decrease) resulting from capital share
     transactions..................................       7,221,333        (57,978,525)
                                                       ------------       ------------
Total decrease in net assets.......................     (67,015,024)       (56,226,377)
NET ASSETS
Beginning of the period............................     296,802,596        353,028,973
                                                       ------------       ------------
End of the period (includes undistributed net
  investment income of $313,759 and $1,902,416,
  respectively)....................................    $229,787,572       $296,802,596
                                                       ============       ============

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)
                                        7

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              For the
                             six months
                               ended                        For the year ended June 30,
                            December 31,   --------------------------------------------------------------
                                1998         1998       1997       1996       1995       1994      1993
                            ------------   --------   --------   --------   --------   --------   -------
Net Asset Value - Beginning
 of Period.................     $33.26       $33.20     $32.21     $27.29     $24.27     $23.87    $18.97
                              --------     --------   --------   --------   --------   --------   -------
Income from Investment
------------------
 Operations
--------
Net Investment Income
 (loss)....................       0.25          .27        .40        .30        .27        .09      (.01)
Net Gains (Losses) on
 Securities (both realized
 and unrealized)...........      (2.58)        4.92       3.71       5.47       3.63        .76      5.51
                              --------     --------   --------   --------   --------   --------   -------
Total From Investment
 Operations................      (2.33)        5.19       4.11       5.77       3.90        .85      5.50
                              --------     --------   --------   --------   --------   --------   -------
Less Dividends and
Distributions
-----------------------
Dividends from net
 investment income.........      (0.29)       (0.32)     (0.36)      (.31)      (.18)      (.02)     (.04)
Distributions from net
 realized capital gains....      (6.35)       (4.81)     (2.76)      (.54)      (.70)      (.43)     (.56)
                              --------     --------   --------   --------   --------   --------   -------
Total Dividends and
 Distributions.............      (6.64)       (5.13)     (3.12)      (.85)      (.88)      (.45)     (.60)
                              --------     --------   --------   --------   --------   --------   -------
Net Asset Value - End of
 Period....................     $24.29       $33.26     $33.20     $32.21     $27.29     $24.27    $23.87
                              ========     ========   ========   ========   ========   ========   =======
Total Return...............     (4.75%)(+)   16.92%     13.92%     21.40%     16.44%      3.48%    29.50%
                              ========     ========   ========   ========   ========   ========   =======
Ratios/Supplemental Data
-------------------
Net Assets, End of Period
 (in thousands)............   $229,788     $296,803   $353,029   $384,087   $328,153   $199,191   $78,581
Ratio of Expenses to
 Average Net Assets........      1.02%**      0.95%      0.96%      0.96%      1.06%      1.22%     1.47%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets................      0.72%**      0.76%      1.23%      0.99%      1.18%       .38%     (.01%)
Portfolio Turnover Rate....        52%**        38%        37%        34%        29%        43%       61%


                                 For the year ended June 30,
                             ------------------------------------
                              1992      1991      1990      1989
                             -------   -------   -------   ------
Net Asset Value - Beginning
 of Period.................   $17.24    $17.71    $15.93   $13.65
                             -------   -------   -------   ------
Income from Investment
------------------
 Operations
--------
Net Investment Income
 (loss)....................      .07       .20       .06      .41
Net Gains (Losses) on
 Securities (both realized
 and unrealized)...........     3.45       .49      2.84     1.87
                             -------   -------   -------   ------
Total From Investment
 Operations................     3.52       .69      2.90     2.28
                             -------   -------   -------   ------
Less Dividends and
Distributions
-----------------------
Dividends from net
 investment income.........     (.09)     (.12)     (.48)     .00
Distributions from net
 realized capital gains....    (1.70)    (1.04)     (.64)     .00
                             -------   -------   -------   ------
Total Dividends and
 Distributions.............    (1.79)    (1.16)    (1.12)     .00
                             -------   -------   -------   ------
Net Asset Value - End of
 Period....................   $18.97    $17.24    $17.71   $15.93
                             =======   =======   =======   ======
Total Return...............   21.00%     5.62%    19.71%   16.70%*
                             =======   =======   =======   ======
Ratios/Supplemental Data
-------------------
Net Assets, End of Period
 (in thousands)............  $18,363   $12,350   $11,058   $9,598
Ratio of Expenses to
 Average Net Assets........    1.75%     1.68%     2.08%    2.01%+
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets................     .24%      .98%      .14%    2.83%+
Portfolio Turnover Rate....      61%       85%       66%      62%

* The total returns would have been lower had certain expenses not been reduced during the periods shown.
+ Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund. If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, the ratio of expenses to average net assets for the year ended June 30, 1988 and 1989 would have been 1.86% and 2.19%, respectively, and the ratio of net investment income (loss) to average net assets would have been (.60%) and 2.63%, respectively.
(+) Figure not annualized.
**  Figures are annualized.

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)
                                        8

NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES: Meridian Fund (the "Fund") a series of Meridian Fund, Inc. (the "Company"), began operations on August 1, 1984. The Fund was registered on August 1, 1984, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the Fund is to seek long-term growth of capital. In addition to the Meridian Fund, the Company also offers the Meridian Value Fund. The following is a summary of significant accounting policies:

    a. INVESTMENT VALUATIONS: Marketable securities are valued at the last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value.

    b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $190,825,173, the aggregate gross unrealized appreciation is $59,164,949, and the aggregate gross unrealized depreciation is $26,178,943, resulting in net unrealized appreciation of $32,986,006.

    c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and accretion income are accrued daily.

    d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Funds are automatically swept into a Cash Reserve account which preserves capital with a consistently competitive rate of return. Earnings are indexed to the Federal Reserve "Fed Funds Rate". Interest accrues daily and is credited by the third business day of the following month.

    e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

    f. USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from the estimates.

    g. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these

FOR THE PERIOD ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. RELATED PARTIES AND ADVISORY FEE AND EXPENSE LIMITATION: The Fund has entered into a management agreement (the Investment Advisory Fee) with Aster Capital Management, Inc. ("Aster Capital") for the 12 month period beginning November 1, 1998 through October 31, 1999. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of Aster Capital.

   The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the first $50,000,000 of the Fund's net assets and 0.75% of the Fund's net assets in excess of $50,000,000. The fee is paid monthly and calculated based on that month's average net assets.

3. CAPITAL STOCK TRANSACTIONS: The Fund has authorized 25,000,000 shares of common stock at a par value of $.01 per share. Transactions in capital stock for the period ended December 31, 1998 and the year ended June 30, 1998, were as follows:

                                                      December        June
                                                        1998          1998
                                                     ----------    ----------
         Shares sold                                    271,528       776,646
         Shares issued on reinvestment of
           distributions                              2,431,186     1,590,893
                                                     ----------    ----------
                                                      2,702,714     2,367,539
         Shares redeemed                             (2,165,682)   (4,078,171)
                                                     ----------    ----------
         Net increase (decrease)                        537,032    (1,710,632)
                                                     ==========    ==========

4. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Fund who are directors and/or officers of Aster Capital Management, Inc. receive no compensation from the Fund. Directors of the Company who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Fund or Meridian Value Fund stock, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of December, 1998, was $1,500.

5. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the period ended December 31, 1998, were $52,140,011, and $70,760,109, respectively. The cost of the U.S. Government securities purchased and the proceeds from sales of such investments were $84,098,767, and $114,885,006, respectively for the period ended December 31, 1998.

                     [This page intentionally left blank.]

                                                     MERIDIAN FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          This report is submitted for
                       the information of shareholders of
                            Meridian Fund. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

       -----------------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                PAUL A. ROBINSON
                            Treasurer and Secretary
                                   Custodian
                                BANK OF NEW YORK
                               New York, New York
                      Transfer Agent and Disbursing Agent
                                   FIRST DATA
                         King of Prussia, Pennsylvania
                                 (800) 446-6662
                                    Counsel
                              MORRISON & FOERSTER
                                Washington D.C.
                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                           San Francisco, California

                               SEMI ANNUAL REPORT

                              [MERIDIAN FUND LOGO]

                         60 E. SIR FRANCIS DRAKE BLVD.
                             WOOD ISLAND, SUITE 306
                               LARKSPUR, CA 94939
                                 (415) 461-6237

                            TELEPHONE (800) 446-6662

                               DECEMBER 31, 1998